Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.9560%



        Excess Protection Level
          3 Month Average   5.02%
          March, 1998   5.73%
          February, 1998   4.61%
          January, 1998   4.72%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.96%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $ 33,909,306,783.29


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 3,867,972,264.80